GUARANTY OF EMPLOYMENT AGREEMENT

                 As an inducement for, and in consideration of, RONALD
            D. HILDRETH (the "Employee") entering into and executing an Employment Agreement (the "Employment Agreement") of even date with POMEROY COMPUTER RESOURCES OF SOUTH CAROLINA, INC., a South Carolina corporation, (the "Employer"), POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (the "Guarantor") agrees and does hereby unconditionally guaranty to Employee, the faithful and full performance, and satisfaction, of each and every obligation (including, but not limited to, the agreements, covenants, representations and warranties) (the "Obligations") of Employer under the Employment Agreement; and Guarantor agrees that if Employer shall fail to pay or perform, or otherwise fail to satisfy any Obligation, the Guarantor shall forthwith pay, perform or otherwise satisfy and/or cause Employer to pay, perform or otherwise satisfy such Obligation, including all reasonable expenses that may be incurred by Employee in the enforcement of such Obligation and/or Guarantor's agreement of Guaranty herein.
                 The Guarantor hereby agrees that its guaranty shall not
            be discharged except by the full and complete payment, performance and satisfaction of each and every Obligation of Employer. Without limiting the generality of the foregoing, the Obligations and the rights of the Employee to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in anyway affected by:
            (a) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution or other similar proceeding involving or affecting Employer; and (b) any change in the stock ownership of Employer.
                 The Employee may deal with Employer in the same manner
            and as freely as if this Guaranty did not exist and shall be entitled, among other things, to amend the Employment Agreement or grant Employer such extension or extensions of time to perform any act or acts as may be deemed advisable to the Employee at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantor hereunder.
                 The Employee may proceed to protect and enforce any and
            all of his rights under this Guarantee by suit in equity, action at law, or by other appropriate proceedings, whether for the specific performance of any covenants or agreements contained in the Employment Agreement, this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantor. Each and every remedy of the Employee shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Employment Agreement as now or hereafter existing at law or in equity.
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                 No waiver or release shall be deemed to have been made
            by the Employee of any of his rights hereunder unless the same shall be in writing and signed by the Employee; any such waiver shall be a waiver or release only with respect to the specific matter involved and shall in no way impair the rights of Employee or affect the Obligations of Guarantor to Employee in any other respect at any other time.
                 Employee shall provide Guarantor with written notice of
            any and all nonperformance (whether by omission and/or commission) of Employer of its Obligations prior to any enforcement of this Guaranty.
                 This Guaranty, or any provisions hereof, shall not be
            waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by a written instrument signed by the Employee and the Guarantor.
                 This Guaranty shall be binding upon the Guarantor, its
            successors and assigns and shall inure to the benefit of Employee, his heirs and assigns.
                 This Guaranty shall be governed by, and construed in
            accordance with, the laws of the State of South Carolina.
            If any term or provision of this Guaranty or the application thereof to any circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.
                 All notices and other communications to be made or
            given pursuant to this Guaranty shall be made or given in the manner provided in the Employment Agreement.
                 IN WITNESS WHEREOF, the Guarantor has executed this
            Guaranty this ____ day of ________________, 1997.

            WITNESSES:                         POMEROY COMPUTER
            RESOURCES, INC.


            _________________________               By:
            _________________________________


            _________________________               Its:
            ________________________________


            STATE OF ________________     )
                                     )  SS:
            COUNTY OF ______________ )

                 BE IT REMEMBERED, that on this ____ day of _______,
            1997, before me, the undersigned, a Notary Public in and for said County, personally appeared ______________, the
                               E-177
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            ____________ of Pomeroy Computer Resources, Inc., who
            acknowledged that he executed the foregoing instrument for the purposes therein contained.
                 IN WITNESS WHEREOF, I have hereunto subscribed my name
            and affixed my notarial seal on the day and year last above written.



                 _____________________________________
                                               NOTARY PUBLIC
                               E-178
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